UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2011

FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 California Street
San Francisco, CA 94108
(Address of principal executive offices, including zip code)

(415) 616-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

       The Federal Home Loan Bank of San Francisco (the "Bank") obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are by regulation the joint and several obligations of the twelve Federal Home Loan Banks. The Federal Home Loan Banks are regulated by the Federal Housing Finance Agency (the "Finance Agency"), successor to the Federal Housing Finance Board effective on July 30, 2008 (collectively, the "Regulator"), and the regulations issued by the Regulator authorize the Finance Agency to require any Federal Home Loan Bank to repay all or a portion of the principal of or interest on consolidated obligations for which another Federal Home Loan Bank is the primary obligor. Consolidated obligations are sold to the public through the Office of Finance using authorized securities dealers. Consolidated obligations are backed only by the financial resources of the twelve Federal Home Loan Banks and are not guaranteed by the United States government.

       Schedule A sets forth all consolidated obligation bonds and discount notes committed to be issued by the Federal Home Loan Banks, for which the Bank is the primary obligor, on the trade dates indicated, other than discount notes with a maturity of one year or less that are issued in the ordinary course of business. Schedule A also includes any consolidated obligations with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another Federal Home Loan Bank.

       We may elect to change our method of reporting information on the issuance or assumption of consolidated obligations at any time. In reviewing the information in this Current Report on Form 8-K, please note:

  although consolidated obligations issuance is material to the Bank, we have not made a judgment as to the materiality of any particular consolidated obligation or obligations;
  Schedule A does not address any interest-rate exchange agreements (or other derivative instruments) which we may enter into as a result of our asset and liability management strategies and that may be associated, directly or indirectly, with one or more of the reported consolidated obligations;
  Schedule A will not enable a reader to track changes in the total consolidated obligations outstanding for which we are the primary obligor because Schedule A generally excludes consolidated obligation discount notes with a maturity of one year or less and does not reflect whether the proceeds from the issuance of the reported consolidated obligations will be used to, among other things, replace called or maturing consolidated obligations. We will report the total consolidated obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission; and
  the principal amounts reported on Schedule A represent the principal amount of the reported consolidated obligations at par, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and Exchange Commission, because the par amount does not account for, among other things, any discounts, premiums or concessions.

Schedule A

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE(1)	CALL STYLE (2)	RATE TYPE/RATE SUB-TYPE (3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR ($)
06/15/2011	313374AU4	06/30/2011	06/30/2016	12/30/2011	Optional Principal Redemption	Canary	Fixed Step Up	09/30/2011	1.500	15,000,000
06/15/2011	313374AW0	06/30/2011	12/30/2015	12/30/2011	Optional Principal Redemption	Canary	Fixed Step Up	09/30/2011	1.250	10,000,000
06/15/2011	313374BV1	06/29/2011	06/29/2021	12/29/2011	Optional Principal Redemption	American	Fixed Constant	06/29/2012	3.750	50,000,000
06/15/2011	313374BZ2	06/28/2011	03/28/2014	09/28/2011	Optional Principal Redemption	Bermudan	Fixed Constant	03/28/2012	1.250	20,000,000
06/15/2011	313374EH9	06/30/2011	12/30/2016	12/30/2011	Optional Principal Redemption	Bermudan	Fixed Constant	09/30/2011	2.375	15,000,000
06/15/2011	313374ER7	06/30/2011	03/30/2016	09/30/2011	Optional Principal Redemption	Bermudan	Fixed Constant	09/30/2011	2.000	15,000,000
06/15/2011	313374ET3	06/27/2011	04/02/2012	12/27/2011	Non-Callable	N/A	Fixed Constant	N/A	0.170	250,000,000
06/15/2011	313374EU0	06/22/2011	01/23/2012	01/23/2012	Non-Callable	N/A	Fixed Constant	N/A	0.130	150,000,000
06/15/2011	313374EX4	06/23/2011	01/23/2012	01/23/2012	Non-Callable	N/A	Fixed Constant	N/A	0.130	500,000,000
06/15/2011	313374EZ9	06/17/2011	01/17/2012	07/17/2011	Non-Callable	N/A	Fixed Constant	N/A	0.150	250,000,000
06/15/2011	313374F39	07/14/2011	07/14/2021	10/14/2011	Optional Principal Redemption	Bermudan	Conversion Capped Floater	10/14/2011	2.400	10,000,000
06/15/2011	313374F47	07/12/2011	07/12/2021	01/12/2012	Optional Principal Redemption	Bermudan	Fixed Step Up	10/12/2011	2.500	15,000,000
06/15/2011	313374F70	06/29/2011	07/16/2012	12/29/2011	Optional Principal Redemption	Bermudan	Fixed Constant	09/29/2011	0.330	500,000,000
06/15/2011	313374F96	06/20/2011	06/29/2012	12/29/2011	Non-Callable	N/A	Fixed Constant	N/A	0.250	250,000,000
06/15/2011	313374FA3	06/28/2011	06/28/2016	12/28/2011	Optional Principal Redemption	European	Fixed Constant	06/28/2013	2.250	15,000,000
06/16/2011	3133745C0	06/23/2011	06/23/2021	12/23/2011	Optional Principal Redemption	Bermudan	Fixed Step Up	12/23/2011	2.000	10,000,000
06/16/2011	3133746B1	06/30/2011	12/30/2016	12/30/2011	Optional Principal Redemption	Bermudan	Fixed Constant	09/30/2011	2.250	15,000,000
06/16/2011	3133746B1	06/30/2011	12/30/2016	12/30/2011	Optional Principal Redemption	Bermudan	Fixed Constant	09/30/2011	2.250	15,000,000
06/16/2011	313374AU4	06/30/2011	06/30/2016	12/30/2011	Optional Principal Redemption	Canary	Fixed Step Up	09/30/2011	1.500	10,000,000
06/16/2011	313374CB4	06/30/2011	12/30/2016	12/30/2011	Optional Principal Redemption	Bermudan	Fixed Constant	09/30/2011	2.300	10,000,000
06/16/2011	313374CB4	06/30/2011	12/30/2016	12/30/2011	Optional Principal Redemption	Bermudan	Fixed Constant	09/30/2011	2.300	10,000,000
06/16/2011	313374CB4	06/30/2011	12/30/2016	12/30/2011	Optional Principal Redemption	Bermudan	Fixed Constant	09/30/2011	2.300	20,000,000
06/16/2011	313374CW8	06/29/2011	12/29/2014	12/29/2011	Optional Principal Redemption	European	Fixed Constant	06/29/2012	1.200	10,000,000
06/16/2011	313374F96	06/20/2011	06/29/2012	12/29/2011	Non-Callable	N/A	Fixed Constant	N/A	0.250	500,000,000
06/16/2011	313374FC9	06/29/2011	12/29/2014	12/29/2011	Optional Principal Redemption	European	Fixed Constant	06/29/2012	1.220	15,000,000
06/16/2011	313374FD7	06/29/2011	12/29/2016	12/29/2011	Optional Principal Redemption	European	Fixed Constant	06/29/2012	2.100	15,000,000
06/16/2011	313374FM7	06/21/2011	06/21/2016	12/21/2011	Optional Principal Redemption	American	Fixed Constant	06/21/2012	2.080	25,000,000
06/16/2011	313374FN5	06/21/2011	06/21/2018	12/21/2011	Optional Principal Redemption	American	Fixed Constant	06/21/2012	3.000	55,000,000
06/16/2011	313374FQ8	06/29/2011	07/17/2012	12/29/2011	Optional Principal Redemption	Bermudan	Fixed Constant	09/29/2011	0.350	500,000,000
06/16/2011	313374FR6	06/21/2011	06/21/2021	12/21/2011	Optional Principal Redemption	Bermudan	Fixed Constant	06/21/2012	3.700	40,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)    Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
•    American--redeemable continuously on and after the first redemption date and until maturity.
•    Bermudan--redeemable on specified recurring dates on and after the first redemption date, until maturity.
•    European--redeemable on a particular date only.
•    Canary--redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
•    Multi-European--redeemable on particular dates only.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity, or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Levereraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Signature(s)

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: June 21, 2011	By: /s/ Steven T. Honda
Steven T. Honda Senior Vice President and Chief Financial Officer